UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 17, 2022
EOS ENERGY ENTERPRISES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-39291	84-4290188
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
3920 Park Avenue
Edison, New Jersey 08820
(Address of principal executive offices, including zip code)
Registrant’s telephone number, including area code: (732) 225-8400
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	EOSE	The Nasdaq Stock Market LLC
Warrants, each exercisable for one share of common stock	EOSEW	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

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Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 17, 2022, the Board of Directors (the “Board”) of Eos Energy Enterprises, Inc. (the “Company”) amended and restated the Company’s Bylaws (the “Bylaws”) to clarify the required vote to elect directors and approve other matters presented to the stockholders at a meeting at which quorum is present.
The description above of the amendments to the Company’s existing Bylaws does not purport to be complete and is qualified in its entirety by reference to the full text of the Bylaws, as amended, set forth in Exhibit 3.1 to this Form 8-K and incorporated in this Item by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders
On May 17, 2022, the Company held its annual meeting of stockholders.
Proposal 1 – Election of Directors
The Class II Directors proposed by management were elected with a tabulation of votes to the nearest share as shown below. The Directors also had broker non-votes totaling 6,831,055.

	For	Withheld
Alex Dimitrief	19,404,702	8,400,668
Joe Mastrangelo	20,893,206	6,912,164
Proposal 2 – Ratification of Appointment of Independent Registered Public Accounting Firm
The earlier appointment by the Audit Committee of the Board of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the 2022 fiscal year was approved by stockholders with 34,528,337 shares voted in favor, 19,448 shares voted against and 88,640 shares abstained.
Proposal 3 – Non-Binding Advisory Resolution to Approve the Compensation of Named Executive Officers
The compensation of the Named Executive Officers was approved, on an advisory basis, by stockholders, with 18,093,075 shares voted in favor, 9,624,719 shares voted against, 87,576 shares abstained, and broker non-votes totaling 6,831,055.
Proposal 4 – Non-Binding Advisory Resolution on the Frequency of Future Advisory Votes on Named Executive Officer Compensation
Stockholders voted, on an advisory basis, on the frequency of future advisory votes on Named Executive Officer compensation, with 27,535,154 shares voted for 1 year, 136,141 shares voted for 2 years, 68,286 shares voted for 3 years, 65,789 shares abstained and broker non-votes totaling 6,831,055. Consistent with the results of the advisory stockholder vote, the Company will include a stockholder vote on the compensation of Named Executive Officers in its proxy materials on an annual basis.
Proposal 5 – Approval of an Amendment to the Company’s Amended and Restated 2020 Incentive Plan
An amendment to the Company’s Amended and Restated 2020 Incentive Plan was approved by stockholders, with 17,458,919 shares voted in favor, 10,249,176 shares voted against, 97,275 shares abstained, and broker non-votes totaling 6,831,055.

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Item 9.01 Financial Statements and Exhibits
(d) Exhibits

Exhibit	Description

3.1	Bylaws
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SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EOS ENERGY ENTERPRISES, INC.

Dated: May 19, 2022	By:	/s/ Randall Gonzales
		Name:	Randall Gonzales
		Title:	Chief Financial Officer
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